UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140
Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The OTC QB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 11, 2025, Kiromic BioPharma, Inc. (the “Company”) as part of the Company’s greater cost-reduction efforts, the Company placed 31 employees, substantially all of its employees, on furlough, effective March 12, 2025. During the furlough, impacted employees will not be allowed to work on Company matters and will not receive salary or wages. The Company will continue certain benefits for affected employees. The Company plans for the furlough to last until additional financing is procured.

Additionally, the Company’s inability to pay its payroll obligations may result in employees terminating their relationship with the Company and/or pursuing legal remedies. Since the Company’s business is dependent on the efforts and talents of its employees to supervise and operate its clinical development programs, a material loss of its employee base may result in the inability of the Company to continue the Deltacel clinical trial and develop its product candidates, which would have a material adverse effect on the Company.

Forward Looking Statements

This Current Report on Form 8-K contain “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K and the Press Release may be identified by the use of words such as “ensure,” “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those described more fully in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed on February 14, 2025, and the Company’s other filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: March 17, 2025	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Executive Officer